Exhibit 10.5.2

LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT
This Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of June 9, 2017 (this “Agreement”), to that certain Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012 (as amended, restated or otherwise modified prior to the date hereof, the “Facility Agreement”), by and among GREEN TREE ADVANCE RECEIVABLES II LLC, (the "Borrower"), DITECH FINANCIAL LLC (f/k/a Green Tree Servicing LLC), as administrator (the “Administrator”), THE FINANCIAL INSTITUTIONS identified on the signature pages attached thereto as lenders (each, a "Lender", and collectively, the “Lender Parties”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as calculation agent, verification agent, account bank and securities intermediary (in such capacities, the "Verification Agent") and WELLS FARGO CAPITAL FINANCE, LLC, as agent and sole Lender.
RECITALS
WHEREAS, each of Walter Investment Management Corp. (the “Guarantor”) and the Administrator may be required to restate its financial statements for the fiscal quarters ended June 30, 2016 and September 30, 2016, its financial statements for the fiscal year ended December 31, 2016, and its financial statements for the fiscal quarter ended March 31, 2017 (collectively, the “Specified Financial Statements” and after giving effect to the Restatement, such Specified Financial Statements as so restated, the “Restated Financial Statements”) as a result of certain errors relating to how the Guarantor and the Administrator performed their calculations to determine the valuation allowance for its deferred tax asset (such restatement as a result of such error, the “Restatement”);
WHEREAS, the Lender Parties party hereto constitute the Required Lenders under the Facility Agreement;
WHEREAS, Pursuant to the Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of May 26, 2017, the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties agreed to waive, during the period beginning on May 26, 2017 and ending on June 9, 2017, certain provisions of the Facility Agreement and the other Transaction Documents (as defined below) concerning matters involving or relating to the Specified Periodic Financial Statements (as defined below), subject to the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties have agreed to extend such waiver period subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Facility Agreement.

Section 2.    Limited Waivers.
(a)        The Lender Parties acknowledge and agree that, from the period beginning at 11:59 p.m. (EDT) on June 9, 2017 and ending at 11:59 p.m. (EDT) on July 7, 2017 (the “Expiration Date”), and notwithstanding anything to the contrary in the Facility Agreement, the Facility Documents or any other agreements, documents or instruments between or among the Verification Agent, the Borrower, the Administrator, the Lender Parties and the Guarantor, including, but not limited to, any note purchase agreement, netting agreement, master securities forward transaction agreement or interest rate protection agreement, as applicable (collectively, the “Transaction Documents”), (i) the Restatement shall be permitted and there shall be no default, event of default, amortization event, termination event or similar event or other condition however styled or denominated, in any such case, under any Transaction Document, whether past, present or through the Expiration Date, as a result of or arising from, directly or indirectly, the Restatement (a “Default Event”), including, without limitation, any Default Event triggered pursuant to Section 8.01(f) of the Facility Agreement due to a default, event of default, amortization event, termination event or similar event or condition however styled or denominated, in any such case under any other Transaction Document resulting or arising from, directly or indirectly, the Restatement, but excluding any other Default Event triggered pursuant to Section 8.01(f) of the Facility Agreement to the extent such other Default Event is predicated upon the actual acceleration of the indebtedness unrelated to the Transaction Documents referenced in Section 8.01(f) of the Facility Agreement, and (ii) there shall be no Default Event as a result of or arising from, directly or indirectly, (x) any breach of any representation or warranty made prior to the Effective Date relating to the Specified Financial Statements or any monthly financial statements delivered under any Transaction Document during the period from and including January 1, 2016 to the Expiration Date (the “Specified Monthly Financial Statements” and, together with the Specified Financial Statements, the “Specified Periodic Financial Statements”) (including, without limitation, as part of any certification, report or statement made pursuant to or in connection with the delivery of the Specified Periodic Financial Statements) or any such representation or warranty proving to be untrue or incorrect, or (y) the failure to deliver notice of any Default Event relating to the Specified Periodic Financial Statements or any action taken or any other failure to take action while any such Default Event relating to the Specified Periodic Financial Statements or the Restatement to the extent that such action or failure to take action would have been permitted but for the existence of such Default Event, and in each case of the foregoing clauses (i) and (ii), any such Default Event is expressly waived by the Lender Parties.
(b)    For the avoidance of doubt, during the period from and including the Effective Date through the Expiration Date, (i) the Lender Parties shall continue to make Loans to the Borrower in accordance with the terms of the Transaction Documents (as modified by the terms of this Agreement), and (ii) neither the Borrower nor the Guarantor shall be required to deliver any notice pursuant to any Transaction Document in connection with the occurrence or continuation of the events described in this Section 2.
Section 3.    Conditions to Effectiveness of Agreement. This Agreement shall become effective on the date (such date, if any, the “Effective Date”) the Lender Parties shall have received this Agreement executed and delivered by the parties hereto.

Section 4.    No Acknowledgement. For the avoidance of doubt, this Agreement does not constitute an acknowledgement by the Borrower, the Administrator, the Guarantor or any of their affiliates that the Restatement or the delivery of the Specified Periodic Financial Statements would result in a Default Event, and each of the Borrower, the Administrator and the Guarantor reserves all of its rights under the Transaction Documents in connection therewith.
Section 5.    Covenants. If Restated Financial Statements become available prior to the Expiration Date, the Borrower shall promptly deliver such Restated Financial Statements to the Verification Agent and the Lender Parties (which delivery requirement shall be deemed satisfied by the posting of such information, materials or reports on EDGAR or any successor website maintained by the SEC).
Section 6.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7.    Applicable Law. THIS AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.
Section 8.    Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.
GREEN TREE ADVANCE RECEIVABLES II LLC, as Borrower

By:     /s/ Cheryl Collins
    Name: Cheryl Collins
    Title: SVP & Treasurer
DITECH FINANCIAL LLC, as Administrator

By:     /s/ Cheryl Collins
    Name: Cheryl Collins
    Title: SVP & Treasurer

WALTER INVESTMENT MANAGEMENT CORP., as Guarantor

By:     /s/ Cheryl Collins
    Name: Cheryl Collins
    Title: SVP & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Verification Agent, Calculation Agent, Account Bank and Securities Intermediary

By: /s/ Mark DeFabio
Name:    Mark DeFabio
Title: Vice President

[SIGNATURE PAGE TO LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (WELLS)]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By: /s/ Mark Weide
Name:    Mark Weide
Title: Vice President

[SIGNATURE PAGE TO LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (WELLS)]